GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class B, Class C, Institutional, Service, Class IR and

Class R Shares of the

Goldman Sachs Small/Mid Cap Growth Fund

(the “Fund”)

Supplement dated October 18, 2013 to the Prospectus and Summary Prospectus dated December 28, 2012, as supplemented (the “Prospectuses”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of Goldman Sachs Trust has approved a change to the Fund’s non-fundamental policy to invest at least 80% of its net assets in particular investments (“80% Policy”). The change in this 80% Policy will be effective at the close of business on December 27, 2013.

The Fund’s current 80% Policy requires the Fund to invest in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell 2500® Growth Index (which, as of September 30, 2013, ranged from $47.0 million to $10.1 billion). Effective December 27, 2013, the Fund’s 80% Policy will be revised to require the Fund to invest in a diversified portfolio of equity investments in small and mid-cap issuers with public stock market capitalizations within the outside range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index. The Fund’s investment objective, other investment policies and strategies, fees and expenses, and portfolio management team will otherwise remain the same.

Accordingly, effective at the close of business on December 27, 2013, the Fund’s Prospectuses are revised as follows:

The following replaces in their entirety the first three sentences under “Goldman Sachs Small/Mid Cap Growth Fund—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in small and mid-cap issuers. Small or mid-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the outside range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index, as last reported by the indexes prior to the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of September 30, 2013, the outside capitalization range of the companies in these indexes was between $47.0 million and $27.5 billion.

The following replaces in their entirety the first three sentences under “Investment Management Approach—Principal Investment Strategies—Small/Mid Cap Growth Fund” in the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments in small and mid-cap issuers. Small or mid-cap issuers are issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the outside range of the market capitalizations of companies constituting the Russell 2000® Growth Index and the Russell Midcap® Growth Index, as last reported by the indexes prior to the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. As of September 30, 2013, the outside capitalization range of the companies in these indexes was between $47.0 million and $27.5 billion.

This Supplement should be retained with the Prospectuses for future reference.

EQG2GENSMSTK 10-13